                                                                   Exhibit 10.14

                                                      Translation from Bulgarian

                     DRAFT NO 14-154 AS OF DECEMBER 16, 1999

                                    CONTRACT

On this current day of December 16, 1999, in the City of Sofia, between:

The NATIONAL HEALTH INSURANCE FUND, represented by Dr. ILKO TODOROV SEMERDZHIEV, Director, and THEODORA PETKOVA HRISTOVA, Chief Financial Officer, hereinafter called BUYER, on the one hand and, on the other hand,

AREMISSOFT CORPORATION, represented by Mr. M.C. Mathews, Director, hereinafter called SELLER,

the following contract was concluded based on Art.46, paragraph 1 of the Law for Public Orders:

1.1. The BUYER shall buy and the SELLER shall sell the following goods and/or services: Supply of Application software

-   Integrated Information System PHASE 1 and PHASE 2;

- Provision of installation of the above system at the Head Quarters of the National Health Insurance Fund and at the Regional Health Insurance Funds that are situated in the country's District centers;

- Provision of education and support within a 12-month guarantee period after the system installation.

1.2. The Parties agree to start negotiations for the supply of Application Software - Integrated Information System Phase 3 and Phase 4, which negotiations shall be in conformity with the provisions of the Law for Public Offers.

1.3. Negotiations under the previous paragraph may begin not later than the date the Seller has performed half (50 percent) of his obligations under this contract, and the Buyer has paid half (50 percent) of the contract price.

1.4. The Parties agree that, in the course of the negotiations under Art.1.2. above, the price of the Application Software supplied (Integrated Information System PHASE 1 and PHASE 2) shall not exceed the price, which the SELLER has offered at his financial bid (Leva 8,460,000).

2. The following present indivisible part of this Contract:

(a)      the Contract terms and conditions;

(b)      the Bid, the Financial Bid inclusive, as presented by the SELLER;

(c)      technical specifications;

(d)      Official Letter by the BUYER for assigning the execution of Public
         Order;

(e) Attachments No.No. 1 and 2 for future cooperation between the BUYER and the SELLER for the provision of licenses and hardware for the 'General Practitioner' and Hospital Information Systems;

(f)      Bank Guarantees for:

     -   Reimbursement for advance payments made

The bank guarantee shall serve to reimburse the BUYER for advance payments made under the Contract, in case the SELLER fails to abide by the Contract terms and conditions. The BUYER shall discharge the Bank Guarantee upon provision of goods and services stipulated under this Contract, the cost of which equals the amount of the advance payments made.

The BUYER shall transfer to the account of the SELLER the amount of Leva 1,415,600.00 (one million four hundred and fifteen thousand and six hundred), which amount presents advance payment for the execution of this Contract as stipulated for the 1-st and 2-nd Phase.

     -   Fair Performance

The bank guarantee for fair performance shall be in the amount of 3% (three percent) of the total Contract price for Phases 1 and 2, or Leva 212,340.00 (two hundred and twelve thousand and three hundred and forty). It shall secure that the SELLER abides by all Contract terms and conditions. As soon as the goods and services have been provided the amount of the guarantee shall be decreased to 1% (one percent) of the Contract price to cover the liability of the SELLER with regard to the guarantee period.


     -   General Bank Guarantee for Contract Fulfillment

The General Bank Guarantee shall enter into legal force only in case the National Health Insurance Fund pays the BUYER, to the account of the BUYER at 'BULBANK' AD, Sofia, the amount of Leva 5,662,400.00 (five million six hundred and sixty two thousand and four hundred).

The following are the terms of the Bank Guarantee Contract:

The guarantee shall be payable at first written demand signed by the Director of the NHIF or by a proxy authorized by the Director, in case the SELLER happens to be in default of his obligations under this Contract. The proxy shall be authorized by Letter of authorization with notarized signature of the Director of the NHIF.

The Bank's liability shall be proportionally reduced with each payment on the guarantee that has been effected.

Within the term of validity of the guarantee, the Bank's liability may be extinguished in total or partially only in case the BUYER has approved of the above in written while designating therewith the amount by which the Bank's liability has been reduced. The written approval shall be signed by the Director of the NHIF or by a person authorized by the Director. The latter shall be authorized by Letter of authorization with notarized signature of the Director of the NHIF.

The SELLER shall receive from the Bank portions of the amount guaranteed only after written confirmation, from the BUYER to the Bank, in which the actual amount of the portion shall be stated. The amount of interest that has been agreed between the Buyer and the Bank shall be calculated and transferred to the BUYER's bank account as of the dates of maturity, for the whole period the amounts of the guarantee remain with the Bank.

Upon termination of the Contract, the SELLER shall give his approval on the transfer, by the Bank, of the rest of the amount on the deposit account to the BUYER.

The terms for payment for Phases 3 and 4 of this Contract shall be negotiated in the year of 2000 by signing Attachment to the Contract.

To certify of the above the Parties state herewith their wish to perform this Contract in conformity with the legislation of the Republic of Bulgaria.

This Contract shall enter legal force after the presentation at the NHIF of a Contract for Issuance of Bank Guarantee for the fulfillment of the general terms and conditions of the Contract between the BUYER and the SELLER. The Contract for Issuance of Bank Guarantee shall be signed between 'BULBANK' AD, City of Sofia, and the SELLER.

This Contract has been prepared and signed in two identical copies, one of which for each Party.

Signed and sealed by Dr. Ilko Semerdzhiev
Director of the National Health Insurance Fund
(sign) (seal)

Theodora Hristova
Chief Financial Officer of the National Health Insurance Fund
(sign)

Signed and sealed by M.C. Mathews
Director of ArtemisSoft Corporation
(sign)


(FOLLOWS TRANSLATION OF PARTS OF ANOTHER DRAFT CONTRACT)

 ......... the quality of Goods that are subject to this Contract.

10.2. The cost of concurring services performed by the SELLER, if not included in the Contract price for provision of Goods, shall be negotiated by the Parties in advance and shall not exceed the prevailing costs which the SELLER uses for other parties, when providing similar services.

11. WARRANTY FOR QUALITY

11.1. The SELLER guarantees that the Goods supplied by him in execution of the Contract shall be in full conformity with the requirements of the BUYER, as described in the Technical Specification. The SELLER guarantees that all goods supplied by him under this Contract shall be faultless both with regard to defects of constructional, material or productional origin (except in case the construction and/or the material have been specified by the BUYER), as well as to defects that have their source in the SELLER's negligence, which defects may come out upon the normal use of the Goods supplied and under the prevailing conditions in the country of their final destination.

11.2. The SELLER undertakes the obligation to secure support, operative and technical assistance, within the framework of the technical support provided by 'Oracle'.

11.3. The SELLER undertakes the obligation, upon notification of any defect that has emerged in the Goods supplied by him, to promptly and adequately repair or exchange, on his own account, the defected Goods or parts of them.

11.4. In case the SELLER, after due notification, does not correct the faults in time, the BUYER is entitled to undertake necessary action from his own name but on the account of the SELLER, for removing the defects that have emerged in the Goods.

12. PRICES AND TERMS OF PAYMENT

12.1. The SELLER is entitled to remuneration in the amount of Leva 7,078,000.00 (seven million and seventy eight thousand). The Contract price does not include VAT since direct supplies of imported software are VAT-exempt.

12.2. The Contract price includes:

     - Leva 7,078,000.00 (seven million and seventy eight thousand) for supplies for Phases 1 and 2, as well as for the following:

     - installation of the system at the Head Quarters of the National Health Insurance Fund and at the Regional Health Insurance Funds situated in the country's District centers;

     - provision of education and support within a 12-month guarantee period after system installation.

12.3. The SELLER shall be entitled to ask for payment on the Contract against presentation of a pro-forma invoice for the supply of Goods and/or Services as well as of a Protocol for the Delivery and Acceptance of the above. The Protocol shall be prepared in two identical copies and shall be signed by authorized representatives of the Parties.

12.4. Payments shall be effected by the BUYER within a term not longer than three banking days considered from the date of presentation of the pro-forma invoice and the Protocol for Delivery and Acceptance of Goods.

12.5. In case the BUYER terminates the Contract on one or more of the grounds that have been stated therewith, or on the grounds of the Bulgarian Law, the SELLER shall be entitled to remuneration for the Goods actually supplied and/or the Services actually provided, only in case the latter shall be suitable for separate use by the BUYER.

13. AMENDMENTS TO THE CONTRACT

13.1. This Contract shall be amended only by mutual agreement between the Parties expressed in written, and in conformity with the Bulgarian Laws.

14. ASSIGNMENT OF OBLIGATIONS TO THIRD PARTIES

14.1. The SELLER is not entitled to assign to third parties, partially or in total, his obligations under this Contract, unless the BUYER has given his prior written approval of such action.




                                     For the correctness of translation:



                                           (Sworn translator J. Avramov)

                                                      Translation from Bulgarian

                     DRAFT NO 14-156 AS OF DECEMBER 16, 1999

                                    CONTRACT

On this current day of December 16, 1999, in the City of Sofia, between:

The NATIONAL HEALTH INSURANCE FUND, represented by Dr. ILKO TODOROV SEMERDZHIEV, Director, and THEODORA PETKOVA HRISTOVA, Chief Financial Officer, hereinafter called BUYER, on the one hand and, on the other hand

ARTEMISSOFT CORPORATION, represented by Mr. M.C. Mathews, Director, hereinafter called SELLER,

the following contract was concluded based on Art.46, paragraph 1 of the Law for Public Orders:

1.1. The BUYER shall buy and the SELLER shall sell the following goods and/or services:

- Supply for the NHIF of Application software - Intermediate Integrated Information System for the registration of secured persons, of medical service providers, of medicines and of drug-stores, and for reporting the activities of the above.

- Provision of installation of the above system at the Head Quarters of the National Health Insurance Fund and at the Regional Health Insurance Funds that are situated in the country's District centers.

- Provision of education and support within a 12-month guarantee period after the system installation.

2.       The following present indivisible part of this Contract:

(a)      the Contract terms and conditions;

(b)      the Bid, the Financial Bid inclusive, as presented by the SELLER;

(c)      technical specifications;

(d)      Official Letter by the BUYER for assigning the execution of Public
         Order;

(e)      Bank Guarantees for:

     -   Reimbursement for advance payments

The bank guarantee shall serve to reimburse the BUYER for advance payments made under the Contract, in case the SELLER fails to abide by the Contract terms and conditions. The BUYER shall discharge the Bank Guarantee upon provision of goods and services stipulated under this Contract, the cost of which equals the amount of the advance payments made.

The BUYER shall transfer to the account of the SELLER the amount of Leva 98,000.00 (ninety eight thousand), which amount presents advance payment for the execution of this Contract as stipulated.

     -   Fair Performance

The bank guarantee for fair performance shall be in the amount of 3% (three percent) of the total Contract price, or Leva 14,700.00 (fourteen thousand and seven hundred). It shall secure that the SELLER abides by all Contract terms and conditions. As soon as the goods and services have been provided the amount of the guarantee shall be decreased to 1% (one percent) of the Contract price to cover the liability of the SELLER with regard to the guarantee period.


     -   General Bank Guarantee for Contract Fulfillment

The General Bank Guarantee shall enter into legal force only in case the National Health Insurance Fund pays the BUYER, to the BUYER's account at 'BULBANK' AD, the City of Sofia, the amount of Leva 392,000.00 (three hundred and ninety two thousand).

The following are the terms of the Bank Guarantee Contract:

The guarantee shall be payable at first written demand signed by the Director of the NHIF or by a proxy authorized by the Director, in case the SELLER happens to be in default of his obligations under this Contract. The proxy shall be authorized by Letter of authorization with notarized signature of the Director of the NHIF.

The Bank's liability shall be proportionally reduced with each payment effected on the guarantee.

Within the term of validity of the guarantee, the Bank's liability may be extinguished in total or partially only in case the BUYER has approved of the above in written, and has designated therewith the amount by which the Bank's liability has been reduced. The written approval shall be signed by the Director of the NHIF or by a person authorized by the Director. The latter shall be authorized by Letter of authorization with notarized signature of the Director of the NHIF.

The SELLER shall receive from the Bank portions of the amount guaranteed only after written confirmation, from the BUYER to the Bank, in which the actual amount of the portion shall be stated. The amount of interest that has been agreed between the Buyer and the Bank shall be calculated and transferred to the BUYER's bank account as of the dates of maturity, for the whole period the amounts of the guarantee remain with the Bank.

Upon termination of the Contract, the SELLER shall give his approval on the transfer, by the Bank, of the rest of the amount on the deposit account to the BUYER.

To certify of the above the Parties state herewith their wish to perform this Contract in conformity with the legislation of the Republic of Bulgaria.

This Contract shall enter legal force after the presentation at the NHIF of a Contract for Issuance of Bank Guarantee for the fulfillment of the general terms and conditions of the Contract between the BUYER and the SELLER. The Contract for Issuance of Bank Guarantee shall be signed between 'BULBANK' AD, City of Sofia, and the SELLER.

This Contract has been prepared and signed in two identical copies, one copy for each Party.

Signed and sealed by Dr. Ilko Semerdzhiev
Director of the National Health Insurance Fund
(sign) (seal)

Theodora Hristova
Chief Financial Officer of the National Health Insurance Fund
(sign)

Signed and sealed by M.C. Mathews
Director of ArtemisSoft Corporation
(sign)

(FOLLOWS TRANSLATION OF PARTS OF ANOTHER DRAFT CONTRACT)

12. PRICES AND TERMS OF PAYMENT

12.1. The SELLER is entitled to remuneration in the amount of Leva 490,000.00 (four hundred and ninety thousand). The Contract price does not include VAT since direct supplies of imported software are VAT-exempt.

12.2. The Contract price includes:

     - Leva 490,000.00 (four hundred and ninety thousand) for supply for the NHIF of Application software - Intermediate Integrated Information System for the registration of secured persons, of medical service providers, of medicines and of drug-stores, and for reporting the activities of the above, as well as for the following:

     - installation of the system at the Head Quarters of the National Health Insurance Fund and at the Regional Health Insurance Funds situated in the country's District centers;

     - provision of education and support within a 12-month guarantee period after system installation.

12.3. The SELLER shall be entitled to ask for payment on the Contract against presentation of a pro-forma invoice for the supply of Goods and/or Services as well as of Protocol for the Delivery and Acceptance of the above. The Protocol shall be prepared in two identical copies and shall be signed by authorized representatives of the Parties.

12.4. Payments shall be effected by the BUYER within a term not longer than three banking days considered from the date of presentation of the Pro-forma Invoice and the Protocol for Delivery and Acceptance of Goods.

12.5. In case the BUYER terminates the Contract on one or more of the grounds that have been stated therewith, or on the grounds of the Bulgarian Law, the SELLER shall be entitled to remuneration for the Goods actually supplied and/or the Services actually provided, only in case the latter shall be suitable for separate use by the BUYER.

                                For the correctness of translation:


                                (Sworn translator J. Avramov)

     [The following information is also provided in the Bulgarian Language]

                                   ANNEX NO. 1

With a view to provide for quick integration in the System of the GPs with which the NHIF is going to sign contracts in the year 2000, both sides agree to cooperate in:

 1. Providing lease finance for about 5000 GPs for a period of 3 years for the computer system (PC, modem and printer) and the clinical module license for each GP.

2. The price of this GP system will not exceed the BGL equivalent of USD: 4000.
- including leasing taxes.

3. The Seller will provide the financing through a Bulgarian or Foreign Bank depending on the conditions.

4. The Buyer will check out the possibility to issue a guarantee for the leasing of the systems to the financing organization.

5. This Annex is subject to confirmation by both sides in the year 2000.


CA AUCEIAEEOAE(beta): ___________________      FOR BUYER: ______________________



                      -------------------                 ----------------------


CA ECIUEIEOAE(beta):  ___________________      FOR SELLER:______________________



                      -------------------                 ----------------------

     [The following information is also provided in the Bulgarian Language]

                                   ANNEX NO. 2

With a view to provide integrated hospital information systems for the 30 regional hospitals in the country both sides agree to the following:

1) The Seller will supply his application software package - integrated hospital information system, localized according to Bulgarian regulations, for the 30 regional hospitals at a price with 50% discount from the price of a single installation.

2) The price of the integrated hospital system will not exceed the BGL equivalent of USD: 300000.- per hospital, based on delivery of the system to 30 hospitals.

3) The Buyer reserves himself the right to announce a procedure according the Public Procurement Act for the integrated hospital system in 2000-2001.

4) This Annex is subject to further detailing and confirmation by both sides in year 2000.



CA AUCEIAEEOAE(beta): ___________________   FOR BUYER: _________________________



                      -------------------              -------------------------


CA ECIUEIEOAE(beta):   ___________________  FOR SELLER: ________________________



                       -------------------              ------------------------